Exhibit 99.2

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing with the Securities and Exchange Commission on behalf of each of them of a Statement on Schedule 13D (including amendments thereto) with respect to shares of common stock of Safeguard Scientifics, Inc., a Pennsylvania corporation, and further agree that this Joint Filing Agreement shall be included as an exhibit to such filing.

This Joint Filing Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original, and all of which together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Joint Filing Agreement.

Dated: April 24, 2018	HORTON CAPITAL MANAGEMENT, LLC

	By:	/s/ Joseph M. Manko, Jr.
	Name:	Joseph M. Manko, Jr.
	Title:	Managing Member

/s/ Joseph M. Manko, Jr.
JOSEPH M. MANKO, JR.

MAPLEWOOD PARTNERS, LLC

By:	/s/ Darren C. Wallis
Name:	Darren C. Wallis
Title:	Managing Member

MAPLEWOOD ADVISORS IM, LLC

By:	/s/ Darren C. Wallis
Name:	Darren C. Wallis
Title:	Managing Member

/s/ Darren C. Wallis
DARREN C. WALLIS

HORTON CAPITAL PARTNERS, LLC

By:	/s/ Joseph M. Manko, Jr.
Name:	Joseph M. Manko, Jr.
Title:	Managing Member

SIERRA CAPITAL INVESTMENTS, LP

By: Horton Capital Partners, LLC and Maplewood Global Partners, LLC, its General Partners

By:	/s/ Joseph M. Manko, Jr.
Name:	Joseph M. Manko, Jr.
Title:	Managing Member, Horton Capital Partners, LLC
By:	/s/ Darren C. Wallis
Name:	Darren C. Wallis
Title:	Managing Member, Maplewood Global Partners, LLC

MAPLEWOOD GLOBAL PARTNERS, LLC

By:	/s/ Darren C. Wallis
Name:	Darren C. Wallis
Title:	Managing Member

HORTON CAPITAL PARTNERS FUND, LP

By: Horton Capital Partners, LLC, its General Partner

By:	/s/ Joseph M. Manko, Jr.
Name:	Joseph M. Manko, Jr.
Title:	Managing Member

AVI CAPITAL PARTNERS, LP

By: Maplewood Advisors GP, LLC, its General Partner

By:	/s/ Darren C. Wallis
Name:	Darren C. Wallis
Title:	Managing Member

MAPLEWOOD ADVISORS GP, LLC

By:	/s/ Darren C. Wallis
Name:	Darren C. Wallis
Title:	Managing Member